UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2007 (February 28, 2007)

GateHouse Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33091	36-4197635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 WillowBrook Office Park, Fairport, New York	14450
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 598-0030

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 1.01	Entry into a Material Definitive Agreement

The description of the Acquisition Agreement, as set forth in Item 2.01 of this report is incorporated by reference herein.

On February 28, 2007, GateHouse Media, Inc. (“GHS”) signed a definitive license agreement (the “License Agreement”), attached hereto and incorporated herein by reference as Exhibit 10.1, pursuant to which SureWest Communications (“SureWest”) grants to GHS a personal, perpetual (subject to termination as provided in the License Agreement), royalty-free, fully paid-up, exclusive and non-transferable (except for limited circumstances) license to use the “SureWest Directories” name in connection with publishing and providing certain directory products in the Territory (as defined in the License Agreement). The parties to the Agreement are GHS, as licensee, and SureWest, as Licensor. The License Agreement was entered into in connection with the closing of the Acquisition (as defined below). Other than the Acquisition Agreement and the License Agreement, there are no material relationships between GHS and SureWest or any of their respective affiliates.

Item 2.01	Completion of Acquisition or Disposition of Assets

On February 28, 2007, GHS issued a press release attached hereto, and incorporated herein by reference as Exhibit 99.1, announcing the completion on February 28, 2007 of the acquisition (the “Acquisition”) of all of the issued and outstanding capital stock of SureWest Directories from SureWest for a purchase price of $110.0 million, including $3.5 million of working capital, for a net purchase price of $106.5 million. The Acquisition was effectuated pursuant to a share purchase agreement (the “Acquisition Agreement”) dated January 28, 2007, by and among SureWest, as seller, SureWest Directories and GHS, as purchaser attached hereto and incorporated herein by reference as Exhibit 2.1. Other than the Acquisition Agreement and the License Agreement, there are no material relationships between GHS and SureWest or any of their respective affiliates. The purchase price consideration was determined by an arm’s length bidding process.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

To the extent required by this item, the financial statements will be filed by an amendment to this Current Report on Form 8-K within the time period permitted under Item 9.01(a)(4) of Form 8-K (but in any event not later than May 16, 2007).

(b)	Pro Forma Financial Information

To the extent required by this item, the pro forma financial information will be filed by an amendment to this Current Report on Form 8-K within the time period permitted by Item 9.01(b)(2) of Form 8-K (but in any event not later than May 16, 2007).

(d)	Exhibits

2.1	Share Purchase Agreement, dated as of January 28, 2007, by and among SureWest Communications, as Seller, SureWest Directories and GateHouse Media, Inc., as Purchaser.*

10.1	License Agreement, dated as of February 28, 2007, by and between SureWest Communications and GateHouse Media, Inc.*

99.1	Press Release dated February 28, 2007

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Reg. S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATEHOUSE MEDIA, INC.

/s/ Michael Reed
Michael Reed Chief Executive Officer

Date: March 1, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit

2.1	Share Purchase Agreement, dated as of January 28, 2007, by and among SureWest Communications, as Seller, SureWest Directories and GateHouse Media, Inc., as Purchaser.*

10.1	License Agreement, dated as of February 28, 2007, by and between SureWest Communications and GateHouse Media, Inc.*

99.1	Press Release dated February 28, 2007

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Reg. S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.